RULE 504 SECURITIES SUBSCRIPTION AGREEMENT
                              PREMIER BRANDS, INC.

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER RULE 504 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS SUBSCRIPTION AGREEMENT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

         This Rule 504 Securities Subscription Agreement (the "Agreement") is executed by the undersigned Zveryansky Vasily Trofimovich, a citizen of the Ukraine (the "Subscriber") in connection with the offer and the subscription of the undersigned to purchase 666,667 shares of common stock of Premier Brands, Inc., a Utah corporation (the "Company"), at an aggregate price of $66,666.70 This Agreement and the offer and sale of the Stock contemplated hereby are being made in reliance upon the provisions of Rule 504 of Regulation D ("Rule 504") under the Securities Act of 1933, as amended (the "Act"). The Subscriber, in order to induce the Company to enter into the transaction contemplated hereby and acknowledging that the Company will rely thereon represents, warrants and agrees as follows:

          1. Offer to Subscribe; Purchase Price. (a) The Subscriber hereby offers to purchase 666,667 shares and subscribes for an aggregate price of $66,666.70. The closing of the transactions contemplated hereby (the "Closing") shall be deemed to occur when this Agreement has been executed by both Subscriber and Company. Payment shall be made at the Closing by delivering immediately available funds in United States dollars by wire transfer for simultaneous closing by delivery of securities versus payment. The Company agrees to deliver certificates representing the stock subscribed for at the Closing. The date on which the Closing occurs is hereafter referred to as the Closing Date.

          2. Subscriber Representations; Access to Information; Independent Investigation

                    (a) Offshore Transaction. Subscriber represents and warrants to the Company that (i) Subscriber is not a "U.S. Person" as that term is defined in Rule 902(o) of Regulation S; (ii) the Subscriber is not, and on the Closing Date will not be, an affiliate of the Company; (iii) at the execution of this Subscription Agreement, Subscriber was outside the United States and no offer to purchase the

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               666,667 shares was made in the United States; (iv) the Subscriber agrees that all offers and sales of the 666,667 shares shall not be made to U.S. Persons unless the 666,667 shares are registered or a valid exemption can be relied upon at both the appropriate U.S. state or federal securities laws; (v) Subscriber is not a distributor or dealer; (vi) the transactions contemplated hereby
               (a) have not been and will not be pre-arranged by the Subscriber with a purchaser located in the United States or a purchaser which is a U.S. Person, and (b) are not and will not be part of a plan or scheme by the Subscriber to evade the registration provisions of the Act.

                    (b)  Accredited   Investor.   Subscriber  is  an  accredited
               investor as that term is defined in Rule 501(a) of Regulation under the Act. Subscriber further warrants and represents that the information as disclosed in Exhibit "A" attached hereto is true and correct.

                    (c) Beneficial Owner. Subscriber is purchasing stock for its own account or for the account of beneficiaries for whom Subscriber has full investment discretion with respect to stock and whom Subscriber has full authority to bind, so that each such beneficiary is bound hereby as if such beneficiary were a direct Subscriber hereunder and all representations, warranties and agreements herein were made directly by such beneficiary.

                    (d) Directed Selling Efforts.  Subscriber will not engage in any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of stock sold hereunder. To the best knowledge of the Subscriber, neither the Company nor any Person acting for the Company has conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S.

                    (e) Independent Investigation. Subscriber in electing to subscribe for stock hereunder, has relied solely upon the representations and warranties of the Company set forth in this Agreement and on independent investigation made by it and its representatives, if any, and Subscriber has been given no oral or written representations or assurance from the Company or any representation of the Company other than as set forth in this Agreement or in a document executed by a duly authorized representative of the Company making reference to this Agreement.

                    (f) No  Government  Recommendation  or Approval.  Subscriber
               understands that no United States federal or state agency, or similar agency of any other country, has passed upon or made any recommendation or endorsement of the Company, this transaction or the purchase of stock.

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          3.   The Company Represents, Covenants and Warrants the following:

                    (a) Reporting  Status and Stage of the Company.  The Company
               is a corporation duly organized, validly existing and in good standing under the laws of the State of Utah and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the Company and its subsidiaries taken as a whole. (i) The Company is not subject to the reporting requirements of section 13 or 15(d) of the Act; (ii) The Company is not an investment company subject to reporting requirements of the Investment Company Act of 1940; (iii) The Company is not a development stage company that either has no specific business plan or purpose or has it indicated that its business is to engage in a merger or acquisition with an unidentified company or companies, or other entity or Person.

                    (b) Concerning the Stock. The issuance, sale and delivery of the stock are within the Company's corporate powers and have been duly authorized by all required corporate action on the part of the Company and its stockholders and when such securities are issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, such securities will be duly and validly issued, fully paid and nonassessable. There are no preemptive rights of any shareholders of the Company.

                    (c) Offshore Transaction. The Company has not offered or sold the stock to any Person in the United States, or, to the best knowledge of the Company, any identifiable groups of U.S. citizens abroad, or any U.S. Person as that term is defined in Regulation S. At the time the buy order for the stock was originated the Company and/or its agents reasonably believed
               Subscriber  was  outside  the  United  States  and was not a U.S.
               Person.

                    (d) Prearranged  Sale. The Company and/or its agents believe
               that   the   transaction   contemplated   hereby   has  not  been
               pre-arranged with a buyer in the United States.

                    (e) No Directed Selling Efforts. The Company has not conducted any "directed selling efforts" as that term is defined in Rule 902 of Regulation S nor has Company conducted any general solicitation relating to the offer and sale of the stock to Persons resident within the United States or any other U.S. Person as that term is defined in Rule 902 of Regulation S.

                    (f) Subscription Agreement. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement enforceable against the Company in accordance with its terms, subject to

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               general  principles  of equity  and to  bankruptcy  or other laws affecting the enforcement of creditors' rights generally.

                    (g) Non-contravention. The execution and delivery of this Agreement and the consummation of the issuance of the stock and the transactions contemplated by this Agreement, the stock does not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

                    (h) Litigation. There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the Company, threatened, against or affecting the Company, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the Company, or which might materially and adversely affect the properties or assets thereof.

                    (i)  No  Default.  The  Company  is not  in  default  in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound; and neither the execution, nor the delivery by the Company, nor the performance by the Company of its obligations under this Agreement, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it is bound or any statute or the Certificate of Incorporation or Bylaws of the Company, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or its properties.

                    (j) Full  Disclosure.  There is no fact known to the Company
               (other  than  general  economic  conditions  known to the  public generally)  that  has  not  been  disclosed  in  writing  to  the
               Subscriber that (i) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the Company or (ii) could

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               reasonably  be expected to materially  and  adversely  affect the ability of the Company to perform its obligations pursuant to this Agreement.

          4. Reliance on Representations. The Subscriber understands that the offer and sale of the stock are not being registered under the Act. The Company and the Subscriber are relying on Rule 504 of Regulation D, the rules governing offers and sales made outside the United States and a legal opinion obtained by the Company that the offer and sale contemplated under this Agreement is in compliance with such rules.

          5. Resales. Subscriber acknowledges and agrees that the stock may only be resold (a) in compliance with all state and federal securities laws, (b) pursuant to a Registration Statement under the Act or (c) pursuant to an exemption from registration under the Act under Rule 504 and any applicable U.S. state securities laws.

          6. Confidentiality. The Company and the Subscriber agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

          7. Indemnification. The Company and the Subscriber agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

          8. Notices. Any notice to be given or to be served upon any party to this Agreement in connection with this Agreement must be in writing and will be deemed to have been given and received upon confirmed receipt, if sent by facsimile, or two (2) days after it has been submitted for delivery by Federal Express or an equivalent carrier, charges prepaid and addressed to the following addresses with a confirmation of delivery:

               If to the Company, to:

                           Premier Brands, Inc.
                           268 West 400 South
                           Salt Lake City, Utah  84101
                           Attn.:  Mr. Richard Surber, President
                           Phone No.: (801) 575-8073

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                           Fax No.:     (801) 575-8092


               If to the Subscriber, to:

                           Zveryansky Vasily Trofimovich
                           18 Chernehovskogo Street, Apt. 10
                           Odessa, Ukraine 270000
                           Phone No.:
                           Fax No.:

               Any party may, at any time by giving notice to the other party, designate any other address in substitution of an address established pursuant to the foregoing to which such notice will be given.

          9. Multiple Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original but all of which will constitute one in the same instrument. However, in enforcing any party's rights under this Agreement it will be necessary to produce only one copy of this Agreement signed by the party to be charged.

          10. Governing Law. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of Utah, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of Utah in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.



                 [THIS SPACE HAS BEEN LEFT BLANK INTENTIONALLY]




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                  The undersigned  acknowledges that this Agreement shall not be effective unless and until accepted by the Company as indicated below.

Dated this______ day of September 1998.

                                           Zveryansky Vasily Trofimovich
                                           18 Chernehovskogo Street, Apt. 10
                                           Odessa, Ukraine 270000

                                                /s/
                                            -------------------------------



                                           Premier Brands, Inc.
                                           268 West 400 South
                                           Salt Lake City, Utah  84101
                                           Attn.:  Mr. Richard Surber, President
                                           Phone No.: (801) 575-8073
                                           Fax No.:     (801) 575-8092




                                           By:  /s/ Richard Surber
                                               ----------------------------
                                                   Richard Surber
                                                   President








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                                    EXHIBIT A

                              OFFEREE QUESTIONNAIRE

To:      Premier Brands, Inc.
         268 West 400 South, Suite 300
         Salt Lake City, UT 84101

Dear Sirs:

The information contained herein is being submitted by me for Premier Brands, Inc. pursuant to Sections 4(2) and/or 4(6) of the Securities Act of 1933 (the "Act") and Rule 504 of Regulation D promulgated thereunder. I understand that you will rely upon the information contained herein since the Company's Common Shares ("Shares") will not be registered under the Act or any State Securities Act, in reliance upon the exemptions from registration provided by Sections 4(2) and/or 4(6) of the Act and Rule 504 of Regulation D and corresponding provisions of relevant State Securities Acts. I understand that (i) you will rely upon the information contained herein for purposes of such determination, and (ii) this questionnaire has been requested by you so that you may better assess the suitability of the undersigned as a prospective purchaser of the Shares.

I hereby provide you with following information and information:

1.       I represent that I either:

          a) Have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Shares. I am not utilizing any other Person to be my Purchaser Representative in connection with evaluating such merits and risks. I offer as evidence of my knowledge and experience in these matters the information requested in this Purchaser Questionnaire. Or

          b) Have obtained the services of a Purchaser Representative in connection herewith who is_____________________________________________. My
     Purchaser Representative submits herewith for your files a copy of the attached Purchaser Representative Information that was furnished to the undersigned, and I will furnish such Purchaser Representative with a copy of this Questionnaire as acknowledgment of his serving as my Purchaser
     Representative. The undersigned and/or the above named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Shares.

2. I am a Person who is able to bear the economic risk of an investment in the Shares in the amount which you intend to offer. In making this statement, consideration has been given to whether I could afford to hold the Shares for an indefinite period of time and whether, at this

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time, I could afford a complete  loss. I offer as evidence of my ability to bear the economic risk, the information in this Purchaser Questionnaire.

3. Except as indicated below, any purchases of the Shares will be solely for my account, and not for the account of any other Person or with a view to any resale or distribution thereof.

4. I represent to you that information contained herein is complete and accurate and may be relied upon by you, and that I will notify you immediately of any material change in any of such information occurring prior to the closing of the purchase of the Shares, if any, by me.

Dated: September____, 1998

        /s/
----------------------------------------
Zveryansky Vasily Trofimovich

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                              PERSONAL INFORMATION

1.  Name: ________________________________________________     Age: ____________

2.  Residence Address and Telephone Number: ____________________________________

---------------------------------------------------------------------------

3.  Social Security Number: ____________________________________________________

4.  Employer and Position: _____________________________________________________

5.  Business Address and Telephone Number: _____________________________________

---------------------------------------------------------------------------

6.  Business or Professional Degrees: __________________________________________

---------------------------------------------------------------------------

7. Prior Employment (Position, Nature of Duties, Dates of Employment (Past 5 years):

---------------------------------------------------------------------------

---------------------------------------------------------------------------

---------------------------------------------------------------------------

8.  Prior Investments (amount cumulative):

Up to $50,000   _______         $50,000-$150,000 ______     Over $150,000 XX
                                                                          --

9.  Financial Information:

          (A) In each of your two preceding tax years, did you individually report for federal tax purposes more than $200,000 of gross income, or, when combined with the income of your spouse, if any, $300,000 of gross income? Yes XX No _____
                                             --

          (B) If the answer to (A) is Yes, do you presently expect to have more than $200,000 of gross income, or, when combined with your spouse, if any, $300,000 of gross income in the current taxable year? Yes XX No _____
                         --

          (C)  Do you have net worth of at least $1,000,000? Yes XX No ____
                                                                 --

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          (D)  Net worth  (exclusive  of home,  home  furnishings  and  personal automobiles):

   $250,000-$500,000 _____    $500,000-$1,000,000 _____   Over $1,000,000 XX
                                                                          --

I hereby certify that the foregoing is true and correct.

Dated: September____, 1998

    /s/
----------------------------------------
Zveryansky Vasily Trofimovich

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